Exhibit No. 3

NUMBER MI______	COMMON STOCK INCORPORATED UNDER THE LAWS OF THE STATE OF WISCONSIN		COMMON STOCK Par Value $1.00	SHARES
	THIS CERTIFICATE IS TRANSFERABLE IN THE CITIES OF NEW YORK, N.Y. OR JERSEY CITY, N.J.	Marshall & Ilsley Corporation	CUSIP 571834 10 0 SEE REVERSE FOR CERTAIN DEFINITIONS
This Certifies that
SPECIMEN

is the owner of

SHARES OF COMMON STOCK OF

[CORPORATE SEAL]

Marshall & Ilsley Corporation transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.  This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

CERTIFICATE OF STOCK

IN WITNESS WHEREOF the Corporation has caused this Certificate to be issued.

Dated:

COUNTERSIGNED AND REGISTERED:
	PRESIDENT	CONTINENTAL STOCK TRANSFER & TRUST COMPANY
(New Jersey)
TRANSFER AGENT AND REGISTRAR
	SECRETARY	BY
AUTHORIZED SIGNATURE

MARSHALL & ILSLEY CORPORATION

Set forth below is the designation of each class of shares of this Corporation having preferences or special rights in the payment of dividends, in voting, upon liquidation or otherwise; this Corporation will upon request furnish any shareholder, without charge, information as to the number of such shares authorized and outstanding and a copy of the portions of the Articles of Incorporation and resolutions of the Board of Directors of the Corporation containing the designations, preferences, limitations and relative rights of all shares and any series thereof:

Preferred Stock par value of $1.00

(issuable in series)

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common	UNIF GIFT MIN ACT	Custodian
TEN ENT – as tenants by the entireties		(Cust)	(Minor)
JT TEN – as joint tenants with right of		Under Uniform Gift to Minors
survivorship and not as tenants in common		Act: __________
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received,	hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_____________________________________________________________________________________________ Shares of the Stock represented by the within Certificate and do hereby irrevocably constitute and appoint _____________________

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:

AFFIX MEDALLION SIGNATURE GUARANTEE IMPRINT BELOW	X
(SIGNATURE)

X
(SIGNATURE)

ABOVE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION SUCH AS A SECURITIES BROKER/DEALER, COMMERCIAL BANK & TRUST COMPANY, SAVINGS AND LOAN ASSOCIATION OR A CREDIT UNION PARTICIPATING IN A MEDALLION PROGRAM APPROVED BY THE SECURITIES TRANSFER ASSOCIATION, INC.